Exhibit 10.16(7)

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (herein called this “Amendment”) made as of March 10, 2005 by and between FIELDSTONE MORTGAGE COMPANY, a Maryland corporation (“Borrower”), and GUARANTY BANK, a federal savings bank (“Lender”),

W I T N E S S E T H:

WHEREAS, Borrower and Lender have entered into that certain Credit Agreement dated as of July 23, 2003 (as heretofore amended, the “Original Credit Agreement”), for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrower as therein provided; and

WHEREAS, Borrower and Lender desire to amend the Original Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

Definitions and References

§ 1.1.                    Terms Defined in the Original Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2.                    Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment” means this Seventh Amendment to Credit Agreement.

“Amendment Documents” means, collectively, this Amendment and the confirmation by Guarantor with respect to this Amendment.

“Credit Agreement” means the Original Credit Agreement as amended hereby.

“Original Omnibus Certificate” means the Omnibus Certificate dated July 23, 2003 executed and delivered by officers of Borrower pursuant to the Original Credit Agreement.

ARTICLE II.

Amendments to Original Credit Agreement

§ 2.1.                    Definitions Amended in Entirety.  The following definitions in Section 1.1 of the Original Credit Agreement are hereby amended in their entirety to read as follows:

“‘Borrowing Base’ means at any date all Eligible Mortgage Loans and Eligible Lot Loans which have been delivered to and held by Lender or otherwise identified as Mortgage Collateral.”

“‘Borrowing Base Worksheet’ means a worksheet describing the Eligible Mortgage Loans and Eligible Lot Loans to be included in the Borrowing Base in a form acceptable to Lender.”

“‘Collateral Value of the Borrowing Base’ means, on any day, the sum of the Unit Collateral Values of all Eligible Mortgage Loans and all Eligible Lot Loans included in the Borrowing Base on such day, as determined by Lender based on the information then available to Lender; provided that the Collateral Value of the Borrowing Base shall never exceed the Commitment.”

“‘Jumbo Sublimit’ means twenty percent (20%) of the Commitment.”

“‘Mortgage’ means (a) with respect to a Mortgage Loan, a mortgage or deed of trust, on standard forms in form and substance satisfactory to Lender, securing a Mortgage Note and granting a perfected, first or second priority lien on residential real property consisting of land and a single-family dwelling thereon which is completed and ready for occupancy; and (b) with respect to an Lot Loan, a mortgage or deed of trust, on standard forms in form and substance satisfactory to Lender, securing a Lot Note and granting a perfected, first priority lien on real property consisting of land on which a single-family dwelling is to be built.”

“‘Mortgage Collateral’ means (a) all Mortgage Notes (i) which are made payable to the order of Borrower or have been endorsed (without restriction or limitation) payable to the order of Borrower, (ii) in which Lender has been granted and continues to hold a perfected first priority security interest, (iii) which are in form and substance acceptable to Lender in its reasonable discretion, (iv) which are secured by Mortgages, and (v) conform in all respects with all the requirements for purchase of such Mortgage Note under the Take-Out Commitments and are valid and enforceable in accordance with their respective terms; and (b) Lot Notes (i) which are made payable to the order of Borrower or have been endorsed (without restriction or limitation) payable to the order of Borrower, (ii) in which Lender has been granted and continues to hold a perfected first priority security interest, (iii) which are in form and substance acceptable to Lender in its reasonable discretion, (iv) which are secured by Mortgages, and (v) are valid and enforceable in accordance with their respective terms.”

“‘Obligor’ means the Person or Persons obligated to pay the Indebtedness which is the subject of a Mortgage Loan or a Lot Loan.”

“‘Take-Out Commitment’ means with respect to any Eligible Mortgage Loan or any Eligible Lot Loan, (i) a written master commitment of an Investor to purchase a pool of Mortgage Loans or Lot Loans under which such Eligible Mortgage Loans or Eligible Lot Loan will be delivered to such Investor on terms satisfactory to Lender, in its reasonable discretion or (ii) a hedging arrangement for such Eligible Mortgage Loan or Eligible Lot Loan which is acceptable to Lender.”

“‘Wet Loans’ means Eligible Mortgage Loans and Eligible Lot Loans which are included in the Borrowing Base, but for which the Required Mortgage Documents have not been delivered to Lender.”

§ 2.2.                    Additional Amendments to Definitions.

(a)                                  Clauses (m)(i) and (q) in the definition of “Eligible Mortgage Loan” in Section 1.1 of the Original Agreement are hereby amended in their entirety to read as follows:

“(m)                         If such Mortgage Loan is included in the Borrowing Base and has been withdrawn from the possession of the Lender on terms and subject to conditions set forth in the Security Agreement:

(i)                                     If such Mortgage Loan was withdrawn by Borrower for purposes of correcting clerical or other non-substantive documentation problems, the promissory note and other documents relating to such Mortgage Loan are returned to the Lender within ten (10) Business Days from the date of withdrawal; and the Unit Collateral Value of such Mortgage Loan when added to the Unit Collateral Value of other Mortgage Loans and Lot Loans which have been similarly released to Borrower and have not been returned does not exceed ten percent (10%) of the Commitment;”

“(q)                           The Required Mortgage Documents have been delivered to Lender prior to the inclusion of such Mortgage Loan in any computation of either the Borrowing Base or, if such items have not been delivered to Lender on or prior to the date such Mortgage Loan is first included in any computation of the Borrowing Base, (a) Borrower has pledged and agreed to deliver all Required Mortgage Documents pursuant to a Borrowing Request delivered to Lender prior to such inclusion, and (b) the Collateral Value of such

Mortgage Loan when added to the Collateral Value of all other Mortgage Loans and Lot Loans for which Lender has not received the Required Mortgage Documents does not exceed the Wet Warehousing Sublimit, provided that, all Required Documents with respect to such Mortgage Loan shall be delivered to Agent within seven (7) Business Days after the date of the Agreement to Pledge with respect thereto.”

(b)                                 The definition of “Unit Collateral Value” in Section 1.1 of the Original Agreement is hereby amended by replacing the period at the end thereof with a semicolon and adding and after the semicolon, and adding a new subsection (C) to read as follows:

“(c)                            with respect to each Eligible Lot Loan included in the Borrowing Base, ninety-eight (98%) of the outstanding principal balance of the Lot Note constituting such Lot Loan.”

§ 2.3.                    New Definitions.  The following new definitions are hereby added to Section 1.1 of the Original Credit Agreement in alphabetical order:

“‘Eligible Lot Loan’ means a Lot Loan with respect to which each of the statements set forth in clauses (a) through (n) and clause (q) of the definition of Eligible Mortgage Loan (if made with respect to a Lot Loan and the related Lot Note) and set forth in clauses (a) and (b) below is accurate and complete (and the Borrower by including such Lot Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent to Lender at and as of the date of such computation):

(a)                                  Such Lot Loan conforms to underwriting guidelines of Borrower for construction-to-perm loans, which guidelines have been approved by Lender and the proceeds of such Lot Loan were not, and are not being, used for construction; and

(b)                                 The Unit Collateral Value of such Lot Loan when added to the Unit Collateral Value of all other Eligible Lot Loans does not exceed the Lot Loan Sublimit.”

“‘Lot Loan’ means a loan to pay the purchase price of a lot on which a one-to-four single-family residence is to be constructed which is evidenced by a Lot Note and secured by a Mortgage.”

“‘Lot Loan Sublimit’ means ten percent (10%) of the Commitment”

“‘Lot Note’ means a promissory note evidencing a Lot Loan.”

§ 2.4.                    Representations Regarding Individual Mortgage Loans.  Each reference in Section 4.21 of the Original Agreement (i) to a Mortgage Loan shall be deemed to refer to both a Mortgage Loan and a Lot Loan and (ii) to a Mortgage Note shall be deemed to refer to both a Mortgage Note and a Lot Note.

ARTICLE III.

Conditions of Effectiveness

§ 3.1.                    Effective Date.  This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender’s office,

(a)                                  a duly executed counterpart of this Amendment,

(b)                                 a duly executed Consent and Agreement in the form of Exhibit A hereto,

(c)                                  a duly executed certificate of the president - chief executive officer and secretary of Borrower certifying that (i) the specimen signatures of the officers so authorized which are attached to the Officers’ Certificate dated February 27, 2004 are true and correct, (ii) resolutions of its board of directors attached to the Original Omnibus Certificate authorizing the execution, delivery, and performance of this Amendment and identifying the officers authorized to sign such instrument are in full force and effect, and (iii) the charter and bylaws of Borrower attached to the Original Omnibus Certificate have not been amended since the date of such Certificate,

(d)                                 all fees and reimbursements required to be paid by Borrower to Lender pursuant to any Loan Document or otherwise due Lender, including all fees and disbursements of Lender’s attorneys, and

(e)                                  each other document to be executed and delivered by Borrower pursuant hereto or thereto.

ARTICLE IV.

Representations and Warranties

§ 4.1.                    Representations and Warranties of Borrower.  In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender that:

(a)                                  The representations and warranties contained in Article IV of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof;

(b)                                 Borrower is duly authorized to execute and deliver this Amendment and the other Amendment Documents and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement.  Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of Borrower hereunder and thereunder;

(c)                                  The execution and delivery by Borrower of this Amendment and the other Amendment Documents, the performance by Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower.  Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby;

(d)                                 When duly executed and delivered, each of this Amendment and the other Amendment Documents will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors’ rights generally and by principles of equity applying to creditors’ rights generally; and

(e)                                  The audited annual Consolidated financial statements of Borrower dated as of December 31, 2003 and the unaudited monthly Consolidated financial statements of Borrower dated as of January 31, 2005 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower.  Copies of such financial statements have heretofore been delivered to Bank.  Since such dates no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

ARTICLE V.

Miscellaneous

§ 5.1.                    Ratification of Agreement.  The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects.  Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also.  The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

§ 5.2.                    Survival of Agreements.  All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full.  All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

§ 5.3.                    Loan Documents.  This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

§ 5.4.                    Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

§ 5.5.                    Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment may be duly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

FIELDSTONE MORTGAGE COMPANY

By:	/s/ Mark C. Krebs
Name: Mark C. Krebs
Title: Sr. Vice President & Treasurer

GUARANTY BANK

By:	/s/ Carolyn Eskridge
Carolyn Eskridge
Senior Vice President

EXHIBIT A

CONSENT AND AGREEMENT

FIELDSTONE INVESTMENT CORPORATION hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Guaranty and the Subordination Agreement, each dated as of December 31, 2003 and made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

FIELDSTONE INVESTMENT CORPORATION

By:	/s/ Robert G. Partlow
	Name:	Robert G. Partlow
	Title:	Sr. Vice President & CFO